Equity Investment	12 Months Ended
Dec. 31, 2013
Equity Investment [Abstract]
Equity Investment

5 - EQUITY INVESTMENT

In March 2012, the Company began acquiring common stock of Digital Payments Processing Limited (“DPPL”), a newly-organized company based in Mumbai, India, in cash and issuance of Company stock.  As of December 31, 2013 and 2012, the Company owned 49.9% and 26.5% respectively, of the outstanding common stock of DPPL.

In 2012, DPPL entered into a services agreement with My Mobile Payments Limited (“MMPL”), also based in Mumbai, India.  The Company does not hold a direct equity interest in MMPL.  Together, DPPL and MMPL operate the Money-on-Mobile enterprise, which offers a mobile wallet service, similar to carrying a prepaid debit card, on a mobile phone, which can be used to pay for goods and services from the mobile phone as well as making other financial transactions such as sending or receiving money.

Under the services agreement, DPPL has a right to trigger an acquisition of MMPL, upon approval by the Indian government.  This approval was obtained in December 2014, but a merger has not be triggered as of this report date.  DPPL has a contractual variable interest in MMPL and is the primary beneficiary of the arrangement.  As such, the following accounts of DPPL and MMPL are presented on a combined basis.

The combined balance sheets and results of operations of DPPL and MMPL as of December 31, 2013 and for the year then ended are summarized as follows:

	December 31,
	2013	2012

Current Assets	$ 7,119,174	$ 1,896,749
Long Term Investments	367,041	2,119,105
Total Assets	7,486,215	4,015,854
Current Liabilities	2,921,909	1,305,808
Long Term Liabilities	205,249	61,576
Total Liabilities	3,127,158	1,367,384
Capital	4,359,057	2,648,470
Total Liabilities and Capital	$ 7,486,215	$ 4,015,854

	Year Ended
	December 31,
	2013	2012

Total Revenues	$ 33,119,945	$ 30,073,746
Gross Profit	322,116	427,159
Total Expenses	1,119,342	1,283,041
Net Income	$ (1,022,449)	$ (1,023,727)

Due to limitations of the Indian government, the Company is prohibited from acquiring additional common stock of the DPPL until its investment contribution meets certain thresholds prescribed the Indian government.   The Company has made additional cumulative investments of $8,377,419 in DPPL beyond its common stock received, as subscribed stock.  Subscribed stock does not participate in voting or distributions of earnings.

	December 31,
	2013	2012

Carrying value of investment	$ 10,124,831	$ 6,854,004

The Company DPPL agreement provides for acquiring an equity interest of approximately 74% for $9.7 million to be paid in quarterly tranches through January 2014 and the issuance of 6.1 million shares of our common stock. The investment agreement provides for acquiring an equity interest of approximately 74% (subject to temporary dilution as described below) of DPPL for $9.7 million to be paid in tranches through January 2014 together with the issuance of a cumulative 6.1 million shares of our common stock.

There have been several prior period corrections for the first three quarters of 2013.  The change was due to improved information from DPPL as well as a better methodology of calculating ownership and currency translation adjustments.   The Company determined that the adjustments would have an immaterial effect to the Company’s consolidated financial statements for the quarterly periods in the year ended December 31, 2013, based on management’s qualitative and quantitative analysis relative to its materiality consistent with the applicable accounting guidance.   The adjustments are shown in the table below:

(in thousands of dollars)
Balances as of the date indicated	12/31	9/30	6/30	3/31
Equity Investment Balance
Previous reported	$ 10,125	$ 8,942	$ 9,014	$ 7,857
Revised balance	10,125	10,256	11,063	8,291
Difference	-	(1,314)	(2,049)	(434)

Accumulated Other Comprehensive Income balance
Previous reported	(30)	2,688	1,775	90
Revised balance	(30)	(30)	(23)	(1)
Difference	$ -	$ 2,718	$ 1,798	$ $91